EXHIBIT 99.1

Clearwater, FL – 3/09/2010

Inuvo to Exit Non-Strategic Online Consumer Programs;
Earnings Call Rescheduled to March 31, 2010.

CLEARWATER, Fla.--March 9, 2010 Inuvo™ (NYSE Amex: INUV) announced today that because of a recent decision to exit a product line within the company’s Direct Segment, it is rescheduling its earnings conference call.   The company has decided to exit only those marketing programs that have a “negative-option” feature in their solicitation that became part of the company’s Direct Segment following the iLead Media, Inc. acquisition in 2006.  Marketing programs in the Direct Segment related to professional recertification and the company’s www.babytobee.com website will continue as core programs.

The company is currently exploring a number of transitional opportunities related to these ”negative-option” programs, which in FY2009 represented on average $2.7 million dollars per quarter in revenue from continuing operations. The company has yet to determine if any of the approximately $850,000 of intangible assets and goodwill related to this business will require impairment in future periods.

Richard K. Howe, Inuvo’s Chief Executive Officer, stated, “In 2009, cash flow from these programs funded the development of the Inuvo Platform. In 2010, merchant processing, governmental and consumer pressure, along with Inuvo’s go-forward marketing analytics and technology strategy, have suggested that the acquisition-marketing components of these programs are not aligned with our objective to build sustainable shareholder value. As a result, we will no longer be investing in this business.”

To allow the company sufficient time to work through the details associated with maximizing recurring revenue associated with the existing iLead customers, Inuvo will postpone the release of its 2009 fourth quarter and year-end financial results, along with the previously announced conference call to discuss these results, from March 11, 2010 to March 31, 2010.

The company also announced that revenue for the fourth quarter of 2009 and for fiscal year 2009 is expected to be $13.0 and $51.7 million dollars, respectively.

Safe Harbor for Forward-Looking Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. This press release and other written and oral statements that we make from time to time contain such forward-looking statements that set out anticipated results based on management’s plans and assumptions regarding future events or performance. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. In particular, these include statements relating to our ability to secure alternative merchant processing, our ability to realize any value from the iLead business or its intangible assets, adverse impacts upon our credit facilities and continued compliance with loan covenants, future performance or results of current and anticipated sales efforts, expenses, the outcome of contingencies and financial results. We caution that the factors described herein and other factors could cause our actual results of operations and financial condition to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

About Inuvo™, Inc.

Inuvo is focused on simplifying the world of performance-based advertising. Through the Inuvo Platform, advertisers and publishers directly connect to ensure maximum return from marketing efforts including search, affiliate, lead generation or email initiatives. Within one transparent and flexible Platform, advertisers and publishers alike are in control, creating an efficient and cost-effective market for all. To find out more about how you can work with Inuvo and the Inuvo Platform, please visit www.inuvo.com.

Contact
Inuvo, Inc.
Gail Babitt, Chief Financial Officer
727-324-0176
gail.babitt@inuvo.com

Investor Relations
Genesis Select Corporation
Budd Zuckerman, President
303-415-0200 ext 106
bzuckerman@genesisselect.com